As filed with the Securities and Exchange Commission on November 29, 1996
           Registration No. 333-15269, 333-15269-01, 333-15269-02, 333-15269-03

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------


                                 AMENDMENT NO. 2
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                           ---------------------------


    Mellon Capital I         Mellon Capital II          Mellon Capital III
         (Exact name of registrant as specified in its Trust Agreements)

                             Mellon Bank Corporation
             (Exact name of registrant as specified in its charter)
                           ---------------------------


          Pennsylvania                                 Delaware
  (State or other jurisdiction              (State or other jurisdiction of
of incorporation or organization)            incorporation or organization
                                                    of each registrant)

           25-1233834                             Each to be Applied for
(I.R.S. Employer Identification No.        (I.R.S. Employer Identification No.)
     One Mellon Bank Center                    c/o Mellon Bank Corporation
        500 Grant Street                          One Mellon Bank Center
  Pittsburgh, Pennsylvania 15258                     500 Grant Street
         (412) 234-5000                       Pittsburgh, Pennsylvania 15258
(Address, including zip code, and telephone           (412) 234-5000
 number, including area code, of             (Address, including zip code, and
 registrant's principal executive offices)    telephone number, including area
                                                 code, of each registrant's
                                                principal executive offices)

                           ---------------------------

                                Carl Krasik, Esq.
                            Associate General Counsel
                             One Mellon Bank Center
                                500 Grant Street
                         Pittsburgh, Pennsylvania 15258
                                 (412) 234-5000
            (Name, address, including zip code, and telephone number,
          including area code, of agent for service of each registrant)
                           ---------------------------


                                 With Copies to:


    Robert K. Morris, Esq.                        Mark J. Welshimer
   Reed Smith Shaw & McClay                      Sullivan & Cromwell
       435 Sixth Avenue                           125 Broad Street
Pittsburgh, Pennsylvania 15219                New York, New York 10004
        (412) 288-3131                             (212) 558-4000

                           ---------------------------


       Approximate Date of Commencement of Proposed Sale to the Public: from time to time after the Registration Statement becomes effective.

                           ---------------------------

       If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
       If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|
       If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| _______________
       If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. |_| _______________
       If delivery of the prospectus is expected to be made pursuant to
Rule 434, please check the following box. |_|
                           ---------------------------

       The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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



                 PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

     The following is an estimate of the expenses which will be incurred in connection with the issuance and distribution of the securities being registered, other than underwriting discounts and commissions:

     To be borne by the Corporation:

        Registration Fee...............................    $151,515
        Rating Agency Fees.............................     200,000*
        Transfer Agent and Registrar Fees..............      15,000*
        Printing and Engraving.........................      50,000*
        Legal Fees and Expenses........................      90,000*
        Accounting Fees................................      50,000*
        Blue Sky Fees and Expenses.....................      15,000*
        Trustees Fees and Expenses.....................      25,000*
        Miscellaneous..................................     175,000*
                                                         -----------
                 Total.................................    $771,515*
                                                        ============
-----------
*  Estimated

Item 16. Exhibits

         The following exhibits are filed herewith or incorporated by reference herein as part of this Registration Statement:


Number                Description

1.1      Form of Underwriting Agreement*

4.1 Mellon Bank Corporation's Restated Articles of Incorporation, as amended and restated as of September 2, 1993**

4.2      Mellon Bank Corporation's By-Laws, as amended**

4.3 Form of Junior Subordinated Indenture, dated as of December , 1996, between Mellon Bank Corporation and The Chase Manhattan Bank, as Debenture Trustee**

4.4      Certificate of Trust of Mellon Capital I**

4.5      Trust Agreement of Mellon Capital I**

4.6      Certificate of Trust of Mellon Capital II*

4.7      Trust Agreement of Mellon Capital II*

4.8      Certificate of Trust of Mellon Capital III*

4.9      Trust Agreement of Mellon III*

4.10     Form of Amended and Restated Trust Agreement of Mellon Capital I**

4.11     Form of Amended and Restated Trust Agreement of Mellon Capital II*

4.12     Form of Amended and Restated Trust Agreement of Mellon Capital III*

4.13 Form of Preferred Security Certificate for Mellon Capital I (included as Exhibit D of Exhibit 4.10)**

4.14 Form of Preferred Security Certificate for Mellon Capital II (included as Exhibit D of Exhibit 4.11)*

4.15 Form of Preferred Security Certificate for Mellon Capital III (included as Exhibit D of Exhibit 4.12)*

4.16     Form of Guarantee Agreement for Mellon Capital I**

4.17     Form of Guarantee Agreement for Mellon Capital II*

4.18     Form of Guarantee Agreement of Mellon Capital III*

5.1 Opinion of Carl Krasik, Esq. as to legality of the Junior Subordinated Debentures and the Guarantees to be issued by Mellon Bank Corporation

5.2 Opinion of Sullivan & Cromwell as to legality of the Junior Subordinated Debentures and the Guarantees to be issued by Mellon Bank Corporation

5.3 Opinion of Richards, Layton & Finger as to legality of the Preferred Securities to be issued by Mellon Capital I, Mellon Capital II and Mellon Capital III

8        Opinion of Sullivan & Cromwell as to certain federal income tax matters

12.1 Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends (parent Corporation)**

12.2 Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends (Mellon Bank Corporation and subsidiaries)**

23.1     Consent of KPMG Peat Marwick LLP

23.2     Consent of Carl Krasik, Esq. (included in Exhibit 5.1)

23.3     Consent of Sullivan & Cromwell (included in Exhibits 5.2 and 8)

23.4     Consent of Richards, Layton & Finger (included in Exhibit 5.3)

24.1     Power of Attorney**

25.1 Form T-1 Statement of Eligibility of The Chase Manhattan Bank to act as trustee under the Junior Subordinated Indenture**

25.2 Form T-1 Statement of Eligibility of The Chase Manhattan Bank to act as trustee under the Amended and Restated Trust Agreement of Mellon Capital I**

25.3 Form T-1 Statement of Eligibility of The Chase Manhattan Bank to act as trustee under the Amended and Restated Trust Agreement of Mellon Capital II**

25.4 Form T-1 Statement of Eligibility of The Chase Manhattan Bank to act as trustee under the Amended and Restated Trust Agreement of Mellon Capital III**

25.5 Form T-1 Statement of Eligibility of The Chase Manhattan Bank under the Guarantee for the benefit of the holders of Preferred Securities of Mellon Capital I**

25.6 Form T-1 Statement of Eligibility of The Chase Manhattan Bank under the Guarantee for the benefit of the holders of Preferred Securities of Mellon Capital II**

25.7 Form T-1 Statement of Eligibility of The Chase Manhattan Bank under the Guarantee for the benefit of the holders of Preferred Securities of Mellon Capital III**

----------
 * To be filed by amendment.
** Previously filed.

                                   SIGNATURES

                             MELLON BANK CORPORATION

         Pursuant to the requirements of the Securities Act of 1933, Mellon Bank Corporation certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on the 29th day of November, 1996.


                                       MELLON BANK CORPORATION


                                       By    /s/ FRANK V. CAHOUET
                                               Frank V. Cahouet
                                            Chairman, President and
                                            Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of November, 1996.


                                       By    /s/ FRANK V. CAHOUET
                                               Frank V. Cahouet
                                      Principal Executive Officer and Director

                                       By    /s/ STEVEN G. ELLIOTT
                                               Steven G. Elliott
                                          Principal Financial Officer
                                        and Principal Accounting Officer

                                       By    /s/ *DWIGHT L. ALLISON, JR.
                                                Dwight L. Allison, Jr.
                                                   Director

                                       By    /s/ *BURTON C. BORGELT
                                                Burton C. Borgelt
                                                   Director

                                       By    /s/ *CAROL R. BROWN
                                                Carol R. Brown
                                                   Director

                                       By
                                                J.W. Connolly
                                                   Director

                                       By    /s/ *CHARLES A. CORRY
                                                Charles A. Corry
                                                   Director

                                       By    /s/ *C. FREDERICK FETTEROLF
                                                C. Frederick Fetterolf
                                                   Director

                                       By    /s/ *IRA J. GUMBERG
                                                Ira J. Gumberg
                                                   Director

                                       By    /s/ *PEMBERTON HUTCHINSON
                                                Pemberton Hutchinson
                                                   Director

                                       By
                                                Rotan E. Lee
                                                   Director

                                       By    /s/ *ANDREW W. MATHIESON
                                                Andrew W. Mathieson
                                                   Director

                                       By    /s/ *EDWARD J. MCANIFF
                                                Edward J. McAniff
                                                   Director

                                       By    /s/ *ROBERT MEHRABIAN
                                                Robert Mehrabian
                                                   Director

                                       By    /s/ *SEWARD PROSSER MELLON
                                                Seward Prosser Mellon
                                                   Director

                                       By    /s/ *DAVID S. SHAPIRA
                                                David S. Shapira
                                                   Director

                                       By    /s/ *W. KEITH SMITH
                                                W. Keith Smith
                                                   Director

                                       By    /s/ *JOAB L. THOMAS
                                                Joab L. Thomas
                                                   Director

                                       By    /s/ *WESLEY W. VON SCHACK
                                                Wesley W. von Schack
                                                   Director

                                       By    /s/ *WILLIAM J. YOUNG
                                                William J. Young
                                                   Director

                                       By    /s/ *CARL KRASIK
                                                Carl Krasik
                                               Attorney-in-fact

         Pursuant to the requirements of the Securities Act of 1933, Mellon Capital I certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on the 29th day of November, 1996.


                                       MELLON CAPITAL I

                                       By: Mellon Bank Corporation, as Depositor

                                       By  /s/ FRANK V. CAHOUET


         Pursuant to the requirements of the Securities Act of 1933, Mellon Capital III certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on the 29th day of November, 1996.


                                       MELLON CAPITAL II

                                       By: Mellon Bank Corporation, as Depositor

                                       By  /s/ FRANK V. CAHOUET


         Pursuant to the requirement of the Securities Act of 1933, Mellon Capital III certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on the 29th day of November, 1996.


                                       MELLON CAPITAL III

                                       By: Mellon Bank Corporation, as Depositor

                                       By  /s/ FRANK V. CAHOUET

                                  EXHIBIT INDEX

Number       Description                      Method of Filing          Page No.

1.1    Form of Underwriting
       Agreement*

4.1    Mellon Bank Corporation's       Filed as Exhibit 3.1 to the
       Restated Articles of            Corporation's Quarterly Report
       Incorporation, as amended       on Form 10-Q (File No. 1-7410)
       and restated as of              for the quarter ended September
       September 2, 1993               30, 1993, and incorporated
                                       herein by reference.

4.2    Mellon Bank Corporation's       Previously filed as Exhibit 3.2
       By-Laws, as amended             to the Corporation's Annual
                                       Report on Form 10-K (File No.
                                       1-7410) for the year ended
                                       December 31, 1990, and
                                       incorporated herein
                                       by reference.

4.3    Form of Junior Subordinated
       Indenture, dated as of
       October 1996, between Mellon
       Bank Corporation and The
       Chase Manhattan Bank, as
       Debenture Trustee**

4.4    Certificate of Trust of
       Mellon Capital I**

4.5    Trust Agreement of Mellon
       Capital I**

4.6    Certificate of Trust of
       Mellon Capital II*

4.7    Trust Agreement of Mellon
       Capital II*

4.8    Certificate of Trust of
       Mellon Capital III*

4.9    Trust Agreement of Mellon
       III*

4.10   Form of Amended and Restated
       Trust Agreement of Mellon
       Capital I**

4.11   Form of Amended and Restated
       Trust Agreement of Mellon
       Capital II*

4.12   Form of Amended and Restated
       Trust Agreement of Mellon
       Capital III*

4.13   Form of Preferred Security
       Certificate for Mellon
       Capital I (included as
       Exhibit D of Exhibit 4.10)**

4.14   Form of Preferred Security
       Certificate for Mellon
       Capital II (included as
       Exhibit D of Exhibit 4.11)*

4.15   Form of Preferred Security
       Certificate for Mellon
       Capital III (included as
       Exhibit D of Exhibit 4.12)*

4.16   Form of Guarantee Agreement
       for Mellon Capital I**

4.17   Form of Guarantee Agreement
       for Mellon Capital II*

4.18   Form of Guarantee Agreement
       for Mellon Capital III*

5.1    Opinion of Carl Krasik, Esq.    Filed herewith
       as to legality of the Junior
       Subordinated Debentures and
       the Guarantees to be issued
       by Mellon Bank Corporation

5.2    Opinion of Sullivan &           Filed herewith
       Cromwell as to legality of
       the Junior Subordinated
       Debentures and the
       Guarantees to be issued by
       Mellon Bank Corporation

5.3    Opinion of Richards, Layton     Filed herewith
       & Finger as to legality of
       the Preferred Securities to
       be issued by Mellon Capital
       I, Mellon Capital II and
       Mellon Capital III

8      Opinion of Sullivan &           Filed herewith
       Cromwell as to certain
       federal income tax matters

12.1   Computation of Ratio of         Previously filed as Exhibit
       Earnings to Fixed Charges       12.1 to the Corporation's
       and Ratio of Earnings to        Annual Report on Form 10-K
       Combined Fixed Charges and      (File No. 1-7410) for the
       Preferred Stock Dividends       year ended December 31,
       (parent Corporation)            1995, and incorporated
                                       herein by reference.

12.2   Computation of Ratio of         Previously filed as Exhibit
       Earnings to Fixed Charges       12.2 to the Corporation's
       and Ratio of Earnings to        Annual Report on Form 10-K
       Combined Fixed Charges and      (File No. 1-7410) for the year
       Preferred Stock Dividends       ended December 31, 1995, and
       (Mellon Bank Corporation and    incorporated herein by
       subsidiaries)                   reference.

23.1   Consent of KPMG Peat Marwick    Filed herewith
       LLP

23.2   Consent of Carl Krasik, Esq.    Filed herewith
       (included in Exhibit 5.1)

23.3   Consent of Sullivan &           Filed herewith
       Cromwell (included in
       Exhibits 5.2 and 8)

23.4   Consent of Richards, Layton     Filed herewith
       & Finger, Counsel (included
       in Exhibit 5.3)

24.1   Power of Attorney**

25.1   Form T-1 Statement of
       Eligibility of The Chase
       Manhattan Bank to act as
       trustee under the Junior
       Subordinated Indenture**

25.2   Form T-1 Statement of
       Eligibility of The Chase
       Manhattan Bank to act as
       trustee under the Amended
       and Restated Trust Agreement
       of Mellon Capital I**

25.3   Form T-1 Statement of
       Eligibility of The Chase
       Manhattan Bank to act as
       trustee under the Amended
       and Restated Trust Agreement
       of Mellon Capital II**

25.4   Form T-1 Statement of
       Eligibility of The Chase
       Manhattan Bank to act as
       trustee under the Amended
       and Restated Trust Agreement
       of Mellon Capital III**

25.5   Form T-1 Statement of
       Eligibility of The Chase
       Manhattan Bank under the
       Guarantee for the benefit of
       the holders of Preferred
       Securities of Mellon Capital
       I**

25.6   Form T-1 Statement of
       Eligibility of The Chase
       Manhattan Bank under the
       Guarantee for the benefit of
       the holders of Preferred
       Securities of Mellon Capital
       II**

25.7   Form T-1 Statement of
       Eligibility of The Chase
       Manhattan Bank under the
       Guarantee for the benefit of
       the holders of Preferred
       Securities of Mellon Capital
       III**

----------
 * To be filed by amendment.
** Previously filed.